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                                                                   EXHIBIT 10.35

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                                     FORM OF
                    SUBSTITUTE MORTGAGE, ASSIGNMENT OF LEASES
                        AND RENTS AND SECURITY AGREEMENT

                                       BY

                                [LODGIAN ENTITY]
                                   (MORTGAGOR)

                            TO AND FOR THE BENEFIT OF

                      MERRILL LYNCH MORTGAGE LENDING, INC.

                                   (MORTGAGEE)

                           Dated: As of June __, 2004

                  Property Location:

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               DOCUMENT PREPARED BY AND WHEN RECORDED, RETURN TO:

                         Sidley Austin Brown & Wood LLP
                               787 Seventh Avenue
                            New York, New York 10019
                         Attention: Mark A. Poole, Esq.

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THIS FORM OF SUBSTITUTE MORTGAGE, ASSIGNMENT OF LEASES AND RENTS AND SECURITY
AGREEMENT (this "MORTGAGE"), made as of June __, 2004, by [LODGIAN ENTITY], a ________ corporation, having its principal place of business at c/o Lodgian, Inc. 3445 Peachtree Road, NE, Suite 700, Atlanta, Georgia 30326 ("MORTGAGOR"), to and for the benefit of MERRILL LYNCH MORTGAGE LENDING, INC., a Delaware corporation, having its principal place of business at 4 World Financial Center, New York, New York 10080 (together with its successors, transferees and assigns, "Mortgagee"). Capitalized terms used herein but not otherwise defined shall have the respective meanings assigned to such terms in the Loan Agreement (hereinafter defined).

                                   WITNESSETH:

      To secure the payment of a loan (the "LOAN") in the original principal sum of _________________________________________________, lawful money of the United
States of America, being made from Mortgagee to Mortgagor and the other Borrowers (together with Mortgagor, "BORROWERS"), pursuant to the terms and conditions of a certain Loan and Security Agreement, dated as of the date hereof (as amended or modified, the "LOAN AGREEMENT"), among Borrowers and Mortgagee, which is evidenced by and is to be paid with interest according to a certain Promissory Note, dated as of the date hereof (as amended, modified, renewed or restated, and together with any substitutes or replacements (by means of multiple notes or otherwise) therefor, collectively, the "NOTE"), made by Borrowers to Mortgagee and all other sums due hereunder, under the other Loan Documents and under the Note (said indebtedness and interest due under the Note and all other sums due hereunder, under the Note and the other Loan Documents being hereinafter collectively referred to as the "DEBT"), Mortgagor has deeded, mortgaged, given, granted, bargained, sold, alienated, enfeoffed, conveyed, confirmed, warranted, pledged, assigned, and hypothecated and by these presents does hereby deed, mortgage, give, grant, bargain, sell, alien, enfeoff, convey, confirm, warrant, pledge, assign and hypothecate unto Mortgagee, the real property described in EXHIBIT A attached hereto (the "PREMISES") and the buildings, structures, fixtures, additions, enlargements, extensions, modifications, repairs, replacements and improvements now or hereafter located thereon (the "IMPROVEMENTS");

      TOGETHER WITH: all right, title, interest and estate of Mortgagor now owned, or hereafter acquired, in and to the following property, rights, interests and estates (the Premises, the Improvements, and the property, rights, interests and estates hereinafter described are collectively referred to herein as the "MORTGAGED Property"):

            (a) all easements, rights-of-way, strips and gores of land, streets, ways, alleys, passages, sewer rights, water, water courses, water rights and powers, air rights and development rights, all rights to oil, gas, minerals, coal and other substances of any kind or character, and all estates, rights, titles, interests, privileges, liberties, tenements, hereditaments and appurtenances of any nature whatsoever, in any way belonging, relating or pertaining to the Premises and the Improvements and the reversion and reversions, remainder and remainders, and all land lying in the bed of any street, road, highway, alley or avenue, opened, vacated or proposed, in front of or adjoining the Premises, to the center line thereof and all the estates, rights, titles, interests, dower and rights of dower, curtsey and rights of curtsey, property, possession, claim and demand

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whatsoever, both at law and in equity, of Mortgagor of, in and to the Premises and the Improvements and every part and parcel thereof, with the appurtenances thereto;

            (b) all machinery, furniture, furnishings, equipment, computer software and hardware, fixtures (including, without limitation, all heating, air conditioning, plumbing, lighting, communications and elevator fixtures, inventory and articles of personal property and accessions thereof and renewals, replacements thereof and substitutions therefor, if any (including, but not limited to, beds, bureaus, chiffoniers, chests, chairs, desks, lamps, mirrors, bookcases, tables, rugs, carpeting, drapes, draperies, curtains, shades, venetian blinds, screens, paintings, hangings, pictures, divans, couches, luggage carts, luggage racks, stools, sofas, chinaware, linens, pillows, blankets, glassware, foodcarts, cookware, dry cleaning facilities, dining room wagons, tools, keys or other entry systems, bars, bar fixtures, liquor and other drink dispensers, icemakers, radios, television sets, intercom and paging equipment, electric and electronic equipment, dictating equipment, private telephone systems, medical equipment, potted plants, heating, lighting and plumbing fixtures, fire prevention and extinguishing apparatus, cooling and air-conditioning systems, elevators, escalators, fittings, plants, apparatus, stoves, ranges, refrigerators, laundry machines, tools, machinery, engines, dynamos, motors, boilers, incinerators, switchboards, conduits, compressors, vacuum cleaning systems, floor cleaning, waxing and polishing equipment, call systems, brackets, electrical signs, bulbs, bells, ash and fuel, conveyors, cabinets, lockers, shelving, spotlighting equipment, dishwashers, garbage disposals, washers and dryers), other customary hotel equipment) and other property of every kind and nature, whether tangible or intangible, whatsoever owned by Mortgagor, or in which Mortgagor has or shall have an interest, now or hereafter located upon the Premises and the Improvements, or appurtenant thereto, and usable in connection with the present or future operation and occupancy of the Premises and the Improvements and all building equipment, materials and supplies of any nature whatsoever owned by Mortgagor, or in which Mortgagor has or shall have an interest, now or hereafter located upon the Premises and the Improvements, or appurtenant thereto, and usable in connection with the present or future operation, enjoyment and occupancy of the Premises and the Improvements (hereinafter collectively referred to as the "EQUIPMENT"), including any leases of any of the foregoing, any deposits existing at any time in connection with any of the foregoing, and the proceeds of any sale or transfer of the foregoing, and the right, title and interest of Mortgagor in and to any of the Equipment that may be subject to any "security interests" as defined in the Uniform Commercial Code, as adopted and enacted by the State or States where any of the Mortgaged Property is located (the "UNIFORM COMMERCIAL CODE"), superior in lien to the lien of this Mortgage;

            (c) all awards or payments, including interest thereon, that may heretofore and hereafter be made with respect to the Premises and the Improvements, whether from the exercise of the right of eminent domain or condemnation (including, without limitation, any transfer made in lieu of or in anticipation of the exercise of said rights), or for a change of grade, or for any other injury to or decrease in the value of the Premises and Improvements;

            (d) all leases, tenancies, licenses, subleases, assignments and/or rental or occupancy agreements and other agreements or arrangements (including, without limitation, any and all guarantees of any of the foregoing) heretofore or hereafter entered into affecting the use, enjoyment or occupancy of, or the conduct of any activity upon or in, the Premises and the Improvements, including any extensions, renewals, modifications or amendments thereof

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(collectively, the "LEASES") and all rents, rent equivalents, moneys payable as damages or in lieu of rent or rent equivalents, royalties (including, without limitation, all oil and gas or other mineral royalties and bonuses), income, fees, receivables, receipts, revenues, deposits (including, without limitation, security, utility and other deposits), accounts, cash, issues, profits, charges for services rendered, and other payment and consideration of whatever form or nature received by or paid to or for the account of or benefit of Mortgagor or its agents or employees from any and all sources arising from or attributable to the Premises and the Improvements, including, without limitation, all hotel receipts, revenues and credit card receipts collected from guest rooms, restaurants, bars (including, without limitation, service charges for employees and staff), mini-bars, meeting rooms, banquet rooms, apartments, parking, and recreational facilities, health club membership fees, food and beverage wholesale and retail sales, service charges, convention services, special events, audio-visual services, boat cruises, travel agency fees, telephone charges, laundry services, vending machines and otherwise, all receivables, customer obligations, installment payment obligations and other obligations now existing or hereafter arising or created out of the sale, lease, sublease, license, concession or other grant of the right of the possession, use and occupancy of all or any portion of the Premises and the Improvements or personalty located thereon, or rendering of services by Mortgagor or any operator or manager of the hotel or the commercial space located in the Improvements or acquired from others (including, without limitation, from the rental of any office space, retail space, guest rooms or other space, halls, stores, and offices, and deposits securing reservations of such space, and charges for services such as room service, telecommunication and video, electronic mail, internet connection and other communications and entertainment services), license, lease, sublease and concession fees and rentals, and proceeds, if any, from business interruption or other loss of income insurance and any other items of revenue which would be included in operating revenues under the Uniform System (as defined in the Loan Agreement) (the "RENTS"), together with all proceeds from the sale or other disposition of the Leases and the right to receive and apply the Rents to the payment of the Debt;

            (e) all proceeds of and any unearned premiums on any insurance policies covering the Mortgaged Property, including, without limitation, the right to receive and apply the proceeds of any insurance, judgments, or settlements made in lieu thereof, for damage to the Mortgaged Property;

            (f) all accounts, escrows, documents, instruments, chattel paper, claims, deposits and general intangibles, as the foregoing terms are defined in the Uniform Commercial Code, and all franchises, trade names (including, without limitation, the right to operate the Mortgaged Property under the name and/or hotel system known as Holiday Inn), trademarks, symbols, service marks, books, records, plans, specifications, designs, drawings, permits, consents, licenses, management agreements (including, without limitation, the Management Agreement), franchise agreements, contract rights (including, without limitation, any contract with any architect or engineer or with any other provider of goods or services for or in connection with any construction, repair, or other work upon the Mortgaged Property), approvals, actions, refunds of real estate taxes and assessments (and any other governmental impositions related to the Mortgaged Property), and causes of action that now or hereafter relate to, are derived from or are used in connection with the Mortgaged Property, or the use, operation, maintenance, occupancy or enjoyment thereof or the conduct of any business or activities thereon (hereinafter collectively referred to as the "INTANGIBLES"); and

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any and all proceeds, products, offspring, rents and profits from any of the foregoing, including, without limitation, those from sale, exchange, transfer, collection, loss, damage, disposition, substitution or replacement of any of the foregoing and any and all other security and collateral of any nature whatsoever, now or hereafter given for the repayment of the Debt and the performance of Mortgagor's obligations under the Loan Documents including, without limitation, the Impositions and Insurance Reserve, the FF&E Reserve, the Loss Proceeds Account, the Deposit Account, the Lock Box Account and the Sub-Accounts thereof (each as defined in that certain Cash Management Agreement, dated as of the date hereof (as amended or modified the "CASH MANAGEMENT AGREEMENT"), by and among Borrowers, Mortgagee, Lodgian Management Corp. and Wachovia Bank, National Association), and any other escrows or reserves set forth in the Loan Documents.

      TO HAVE AND TO HOLD the above granted and described Mortgaged Property unto and to the use and benefit of Mortgagee, forever;

      WITH POWER OF SALE, to secure the payment to Mortgagee of the Debt at the time and in the manner provided for its payment in the Note and in this Mortgage;

      PROVIDED, HOWEVER, these presents are upon the express condition that, if Mortgagor shall well and truly pay to Mortgagee the Debt at the time and in the manner provided in the Note and this Mortgage and shall well and truly abide by and comply with each and every covenant and condition set forth herein, in the Note and in the other Loan Documents in a timely manner, these presents and the estate hereby granted shall cease, terminate and be void;

      AND Mortgagor represents and warrants to and covenants and agrees with Mortgagee as follows:

                                     PART I

                               GENERAL PROVISIONS

      1. PAYMENT OF DEBT AND INCORPORATION OF COVENANTS, CONDITIONS AND AGREEMENTS. Mortgagor shall pay the Debt at the time and in the manner provided in the Note, in the Loan Agreement and in this Mortgage. All the covenants, conditions and agreements contained in (a) the Note, (b) the Loan Agreement and
(c) the other Loan Documents are hereby made a part of this Mortgage to the same extent and with the same force as if fully set forth herein.

      2. WARRANTY OF TITLE. Mortgagor warrants that Mortgagor has good and marketable title to the Mortgaged Property and has the full power, authority and right to execute, deliver and perform its obligations under this Mortgage and to deed, encumber, mortgage, give, grant, bargain, sell, alienate, enfeoff, convey, confirm, pledge, assign and hypothecate the same and that Mortgagor possesses a fee estate in the Premises and the Improvements and that it owns the Mortgaged Property free and clear of all liens, encumbrances and charges whatsoever except for the Permitted Encumbrances and that this Mortgage is and will remain a valid and enforceable first lien on and security interest in the Mortgaged Property, subject only to said exceptions. Mortgagor represents and warrants that none of the Permitted Encumbrances will, individually or

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in the aggregate, materially and adversely affect (i) Mortgagor's ability to pay in full in a timely manner its obligations, including, without limitation, the Debt, (ii) the use of the Mortgaged Property for the use currently being made thereof, (iii) the operation of the Mortgaged Property for the operation currently being made thereof, or (iv) the value of the Mortgaged Property. Mortgagor shall forever warrant, defend and preserve such title and the validity and priority of the lien of this Mortgage and shall forever warrant and defend the same to Mortgagee against the claims of all persons whomsoever.

      3. INSURANCE. Mortgagor, at its sole cost and expense, shall obtain and maintain during the entire term of this Mortgage (the "TERM") policies of insurance as required pursuant to Section 5.4 of the Loan Agreement, and pay all premiums thereon (the "INSURANCE PREMIUMS").

      4. PAYMENT OF IMPOSITIONS AND OTHER CHARGES. Subject to Mortgagor's right to contest set forth in Section 5.3(B) of the Loan Agreement and the provisions of Section 5 below, and pursuant to the provisions of the Cash Management Agreement, Mortgagor shall cause to be paid all Impositions now or hereafter levied or assessed or imposed against the Mortgaged Property or any part thereof prior to the date the same shall become delinquent. Mortgagor shall promptly pay for all utility services provided to the Mortgaged Property. Mortgagor shall furnish to Mortgagee or its designee receipts for the payment of the Impositions prior to the date the same shall become delinquent (provided, however, that Mortgagor shall not be required to furnish such receipts for payment of Impositions in the event that such Impositions have been paid by Mortgagee pursuant to Section 5 hereof).

      5. IMPOSITIONS AND INSURANCE RESERVE. Mortgagor shall make monthly deposits into the Impositions and Insurance Reserve in accordance with, and to the extent required under, Section 6.3 of the Loan Agreement and under the Cash Management Agreement.

      6. CONDEMNATION. To the extent the terms of this Section 6 are inconsistent with the terms of the Loan Agreement, the terms of the Loan Agreement shall control.

            (a) Mortgagor shall promptly give Mortgagee written notice of any known actual or threatened commencement of any condemnation or eminent domain proceeding affecting the Mortgaged Property or any portion thereof and shall deliver to Mortgagee copies of any and all papers served in connection with such proceedings. Subject to the terms of Section 6(b) below, Mortgagee is hereby irrevocably appointed as Mortgagor's attorney-in-fact, coupled with an interest, with exclusive power to collect, receive and retain any award or payment for said condemnation or eminent domain and to make any compromise or settlement in connection with such proceeding, subject to the provisions of this Mortgage and the Loan Agreement. Notwithstanding any taking by any public or quasi public authority through eminent domain or otherwise (including but not limited to any transfer made in lieu of or in anticipation of the exercise of such taking), Mortgagor shall continue to pay the Debt at the time and in the manner provided for its payment in the Note, in this Mortgage and the other Loan Documents and the Debt shall not be reduced until any award or payment therefor shall have been actually received after expenses of collection and applied by Mortgagee to the discharge of the Debt in accordance with the terms hereof. In accordance with the terms hereof, Mortgagor shall cause the award or payment made in any condemnation or eminent domain proceeding completed after the date

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hereof, which is payable to Mortgagor, to be paid directly to Mortgagee.
Mortgagee may apply any such award or payment to the reduction or discharge of the Debt whether or not then due and payable; such application to be made without any Prepayment Consideration (as defined in the Loan Agreement), provided that if Mortgagor receives any such award or payment, Mortgagor pays such award or payment to Mortgagee within one hundred twenty (120) days following the date of Mortgagor's receipt thereof, except that if an Event of Default has occurred and is continuing, then such application shall be subject to the Prepayment Consideration computed in accordance with the Note. If the Mortgaged Property is sold following an Event of Default, through foreclosure or otherwise, prior to the receipt by Mortgagee of such award or payment, Mortgagee shall have the right, whether or not a deficiency judgment on the Note shall have been sought, recovered or denied, to receive said award or payment, or a portion thereof sufficient to pay the Debt.

            (b) Notwithstanding the foregoing, Mortgagee shall not exercise the foregoing rights and Mortgagor may prosecute any condemnation proceeding and settle or compromise and collect any claim involving an award and/or claim for damages of not more than the Restoration Threshold provided that: (i) no Event of Default shall have occurred and be continuing, (ii) in Mortgagee's reasonable good faith judgment, such condemnation or taking does not and will not materially restrict access to the Mortgaged Property or otherwise have a Material Adverse Effect, and the Mortgaged Property remaining after such condemnation or taking is capable of being restored to an economically viable whole of substantially the same type which existed prior to the condemnation or taking or in substantial compliance with all applicable laws, (iii) Mortgagor applies the proceeds of such award to any reconstruction or repair of the Mortgaged Property necessary as a result of such condemnation or taking, (iv) Mortgagor promptly commences and diligently prosecutes such reconstruction or repair to completion in accordance with all applicable laws and (v) the plans and specifications for such work shall be subject to Mortgagee's reasonable approval. Subject to the terms hereof, Mortgagor authorizes Mortgagee to apply such awards, payments, proceeds or damages, after the deduction of Mortgagee's reasonable expenses incurred in the collection of such amounts, at Mortgagee's option, to restoration or repair of the Mortgaged Property or to payment of the sums secured by this Mortgage, whether or not then due, in the order determined by Mortgagee, with the balance, if any, to Mortgagor. Application of any such award or payment to payment of the sums secured by this Mortgage pursuant to the foregoing sentence shall be made without any Prepayment Consideration, provided that if Mortgagor receives any such award or payment, Mortgagor pays such award or payment to Mortgagee within one hundred twenty (120) days following Mortgagor's receipt thereof, except that if an Event of Default has occurred and is continuing, then such application shall be subject to the Prepayment Consideration computed in accordance with the Note. Subject to the provisions of clauses (i) through (v) of this Section 6(b), Mortgagee shall not exercise Mortgagee's option to apply such awards or damages to payment of the sums secured by this Mortgage provided that each of the conditions (as applicable) to the release of insurance proceeds for restoration or repair of the Mortgaged Property under Section 5.5 of the Loan Agreement have been satisfied with respect to such condemnation awards or damages. Any application of proceeds to principal shall not extend or postpone the due date of the monthly installments due hereunder, under the Note or under any of the Loan Documents or change the amount of such installments. Mortgagor agrees to execute such further evidence of assignment of any awards, proceeds, damages or claims arising in connection with such condemnation or taking as Mortgagee may reasonably require.

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      7.    LEASES AND RENTS. To the extent the terms of this Section 7 are inconsistent with the terms of the Loan Agreement or the Assignment of Leases and Rents, the terms of the Loan Agreement and the Assignment of Leases and Rents shall control. Mortgagor does hereby absolutely and unconditionally assign to Mortgagee, all Mortgagor's right, title and interest in all current and future Leases and Rents, it being intended by Mortgagor that this assignment constitutes a present, absolute assignment and not an assignment for additional security only. Such assignment to Mortgagee shall not be construed to bind Mortgagee to the performance of any of the covenants, conditions or provisions contained in any such Lease or otherwise impose any obligation upon Mortgagee. Mortgagor agrees to execute and deliver to Mortgagee such additional instruments, in form and substance reasonably satisfactory to Mortgagee, as may hereafter be reasonably requested by Mortgagee to further evidence and confirm such assignment. Notwithstanding the provisions of this Section 7, so long as no Event of Default shall have occurred and be continuing under the Loan Documents, Mortgagor shall have the sole but revocable right and license to act as landlord under the Leases and to enforce the covenants of the Leases, provided, however, Mortgagor acknowledges it has no right to collect or use Rents except in accordance with the terms and conditions of Article VII of the Loan Agreement and the Cash Management Agreement. Upon the occurrence and during the continuance of an Event of Default, without the need for notice or demand, the license granted to Mortgagor herein shall automatically be revoked. Mortgagee is hereby granted and assigned by Mortgagor the right, at its option, upon revocation of the license granted herein, to enter upon the Mortgaged Property in person, by agent or by court-appointed receiver to collect the Rents. Subject to the terms of the Loan Agreement, any Rents collected after the revocation of the license shall be applied by Mortgagee in accordance with the Loan Agreement. Mortgagor expressly understands that any and all proposed leases are included in the definition of "LEASE" or "LEASES" as such terms may be used throughout this Mortgage, the Note and the other Loan Documents.

      8. OPERATION AND MAINTENANCE OF MORTGAGED PROPERTY. Mortgagor shall cause the Mortgaged Property to be operated and maintained in accordance with
Section 5.5 of the Loan Agreement.

      9.    TRANSFER OR ENCUMBRANCE OF THE MORTGAGED PROPERTY.

            (a) Mortgagor acknowledges that Mortgagee has examined and relied on the creditworthiness and experience of Mortgagor in owning and operating properties such as the Mortgaged Property in agreeing to make the Loan, and that Mortgagee will continue to rely on Mortgagor's ownership of the Mortgaged Property as a means of maintaining the value of the Mortgaged Property as security for repayment of the Debt. Mortgagor acknowledges that Mortgagee has a valid interest in maintaining the value of the Mortgaged Property so as to ensure that, should Mortgagor default in the repayment of the Debt, Mortgagee can recover the Debt by a sale of the Mortgaged Property. Except as expressly permitted under this Mortgage, the Loan Agreement or under the other Loan Documents, Mortgagor shall not cause or suffer to occur or exist, directly or indirectly, voluntarily or involuntarily, by operation of law or otherwise, any sale, transfer, mortgage, pledge, lien or encumbrance (other than Permitted Encumbrances) (collectively, "TRANSFERS") of (i) all or any part of the Mortgaged Property or (ii) any direct or indirect beneficial ownership interest (in whole or part) in Mortgagor, irrespective of the number of tiers of ownership, without the prior written consent of Mortgagee.

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            (b)   The occurrence of any Transfer in violation of this Section 9 shall constitute an Event of Default hereunder, whereupon Mortgagee at its option, without being required to demonstrate any actual impairment of its security or any increased risk of default hereunder, may declare the Debt immediately due and payable.

            (c) Mortgagee's consent to one Transfer shall not be deemed to be a waiver of Mortgagee's right to require such consent to any future occurrence of same. Any Transfer made in contravention of this paragraph shall be null and void and of no force and effect.

            (d) Mortgagor agrees to bear and shall pay or reimburse Mortgagee on demand for all reasonable expenses (including, without limitation, reasonable attorneys' fees and disbursements. title search costs and title insurance endorsement premiums) incurred by Mortgagee in connection with the review, approval and documentation of any Transfer which requires the consent of Mortgagee.

      10. CHANGES IN LAWS REGARDING TAXATION. If any law is enacted or adopted or amended after the date of this Mortgage which deducts the Debt from the value of the Mortgaged Property for the purpose of taxation or which imposes a tax, either directly or indirectly, on the Debt or Mortgagee's interest in the Mortgaged Property, Mortgagor will pay such tax, with interest and penalties thereon, if any. In the event Mortgagee is advised by counsel chosen by it that the payment of such tax or interest and penalties by Mortgagor would be unlawful or taxable to Mortgagee or unenforceable or provide the basis for a defense of usury, then in any such event, Mortgagee shall have the option, by written notice of not less than ninety (90) days, to declare the Debt immediately due and payable and, provided no Event of Default exists, no Prepayment Consideration shall be due in connection therewith.

      11. NO CREDITS ON ACCOUNT OF THE DEBT. Mortgagor will not claim or demand or be entitled to any credit or credits on account of the Debt for any part of the Taxes or Other Charges assessed against the Mortgaged Property, or any part thereof, and no deduction shall otherwise be made or claimed from the assessed value of the Mortgaged Property, or any part thereof, for real estate tax purposes by reason of this Mortgage or the Debt. In the event such claim, credit or deduction shall be required by law, Mortgagee shall have the option, by written notice of not less than ninety (90) days, to declare the Debt immediately due and payable and, provided no Event of Default exists, no Prepayment Consideration shall be due in connection therewith.

      12. DOCUMENTARY STAMPS. If at any time the United States of America, any State thereof or any subdivision of any such State shall require revenue or other stamps to be affixed to the Note or this Mortgage, or impose any other tax or charge on the same, Mortgagor will pay for the same, with interest and penalties thereon, if any.

      13. PERFORMANCE OF OTHER AGREEMENTS. Mortgagor shall observe and perform each and every material term to be observed or performed by Mortgagor pursuant to the terms of any agreement or recorded instrument (including all instruments comprising the Permitted Encumbrances) affecting or pertaining to the Mortgaged Property, and will not suffer or permit any default or event of default (after giving effect to any applicable notice requirements and cure periods) to exist under any of the foregoing.

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      14.   FURTHER ACTS; SECONDARY MARKET TRANSACTIONS.

            (a) Mortgagor will, at the sole cost and expense of Mortgagor, and without expense to Mortgagee, do, execute, acknowledge and deliver all and every such further acts, deeds, conveyances, mortgages, assignments, notices of assignment, Uniform Commercial Code financing statements or continuation statements, transfers and assurances as Mortgagee shall, from time to time, reasonably require, for the better assuring, conveying, assigning, transferring, and confirming unto Mortgagee the property and rights hereby deeded, mortgaged, given, granted, bargained, sold, alienated, enfeoffed, conveyed, confirmed, pledged, assigned and hypothecated or intended now or hereafter so to be, or which Mortgagor may be or may hereafter become bound to convey or assign to Mortgagee, or for carrying out the intention or facilitating the performance of the terms of this Mortgage or for filing, registering or recording this Mortgage or for facilitating the sale of the Loan and the Loan Documents as described in subparagraph (b) below. Mortgagor, on demand, will deliver and hereby authorizes Mortgagee to file in the name of Mortgagor, one or more financing statements, chattel mortgages or other instruments, to evidence more effectively the security interest of Mortgagee in the Mortgaged Property. Upon foreclosure or the appointment of a receiver, Mortgagor will, at its sole cost and expense, and without expense to Mortgagee, cooperate fully and completely to effect the assignment or transfer of any license, permit, agreement or any other right necessary or useful to the operation of the Mortgaged Property. Mortgagor grants to Mortgagee an irrevocable power of attorney coupled with an interest for the purpose of exercising and perfecting any and all rights and remedies available to Mortgagee at law and in equity, including, without limitation, such rights and remedies available to Mortgagee pursuant to this paragraph.

            (b) Subject to the terms and conditions set forth in the Loan Agreement, Mortgagee shall have the right to engage in one or more Secondary Market Transactions (as defined in the Loan Agreement) and, in connection therewith, Mortgagee may transfer its obligations under this Mortgage, the Loan Agreement and under the other Loan Documents (or may transfer the portion thereof corresponding to the transferred portion of the Debt), and thereafter Mortgagee shall be relieved of any obligations hereunder and under the other Loan Documents arising after the date of said transfer with respect to the transferred interest.

      15. RECORDING OF MORTGAGE, ETC. Mortgagor forthwith upon the execution and delivery of this Mortgage and thereafter, from time to time, will cause this Mortgage, and any security instrument creating a lien or security interest or evidencing the lien hereof upon the Mortgaged Property and each instrument of further assurance to be filed, registered or recorded in such manner and in such places as may be required by any present or future law in order to publish notice of and fully to protect the lien or security interest hereof upon, and the interest of Mortgagee in, the Mortgaged Property. Mortgagor will pay all filing, registration or recording fees, and all expenses incident to the preparation, execution and acknowledgment of this Mortgage, any deed of trust supplemental hereto, any security instrument with respect to the Mortgaged Property and any instrument of further assurance, and all federal, state, county and municipal, taxes, duties, imposts, assessments and charges arising out of or in connection with the execution and delivery of this Mortgage, any deed of trust supplemental hereto, any security instrument with respect to the Mortgaged Property or any instrument of further assurance, except where prohibited by law so to do. Mortgagor shall hold harmless and indemnify Mortgagee, its successors and assigns, against any liability incurred by reason of the imposition of any tax on the making and recording of this Mortgage.

      16. REPORTING REQUIREMENTS. Mortgagor agrees to give prompt notice to Mortgagee of the insolvency or bankruptcy filing of Mortgagor or the death, insolvency or bankruptcy filing of any Guarantor.

      17. EVENTS OF DEFAULT. The Debt shall become immediately due and payable at the option of Mortgagee upon the happening of any Event of Default. The term "EVENT OF DEFAULT" as used in this Mortgage shall have the meaning given such term in the Loan Agreement.

      18. RIGHT TO CURE DEFAULTS. Upon the occurrence and during the continuance of any Event of Default, Mortgagee may, but without any obligation to do so and without notice to or demand on Mortgagor and without releasing Mortgagor from any obligation hereunder, make or do the same in such manner and to such extent as Mortgagee may deem necessary to protect the security hereof. Mortgagee is authorized to enter upon the Mortgaged Property for such purposes or appear in, defend, or bring any action or proceeding to protect its interest in the Mortgaged Property or to foreclose this Mortgage or collect the Debt, and the cost and expense thereof (including reasonable attorneys' fees and disbursements to the extent permitted by law), with interest at the Default Rate (as defined in the Loan Agreement) for the period after notice from Mortgagee that such cost or expense was incurred to the date of payment to Mortgagee, shall constitute a portion of the Debt, shall be secured by this Mortgage and the other Loan Documents and shall be due and payable to Mortgagee upon demand.

      19.   REMEDIES.

            (a) Upon the occurrence and during the continuance of any Event of Default, Mortgagee may take such action, without notice or demand, as it deems advisable to protect and enforce its rights against Mortgagor and in and to the Mortgaged Property by Mortgagee itself or otherwise, including, without limitation, the following actions, each of which may be pursued concurrently or otherwise, at such time and in such order as Mortgagee may determine, in its sole discretion, without impairing or otherwise affecting the other rights and remedies of Mortgagee:

                  (i) declare the entire Debt to be immediately due and payable;

                  (ii) institute a proceeding or proceedings, judicial or nonjudicial, by advertisement or otherwise, for the complete foreclosure of this Mortgage in which case the Mortgaged Property or any interest therein may be sold for cash or upon credit in one or more parcels or in several interests or portions and in any order or manner;

                  (iii) with or without entry, to the extent permitted and pursuant to the procedures provided by applicable law, institute proceedings for the partial foreclosure of this Mortgage for the portion of the Debt then due and payable, subject to the continuing lien of this Mortgage for the balance of the Debt not then due;

                  (iv) sell for cash or upon credit the Mortgaged Property or any part thereof and all estate, claim, demand, right, title and interest of Mortgagor therein and rights of redemption thereof, pursuant to the power of sale contained herein or otherwise, at one or more sales, as an entirety or in parcels, at such time and place, upon such terms and after such notice thereof as may be required or permitted by law;

                  (v) institute an action, suit or proceeding in equity for the specific performance of any covenant, condition or agreement contained herein, or in any of the other Loan Documents;

                  (vi) recover judgment on the Note either before, during or after any proceedings for the enforcement of this Mortgage;

                  (vii) apply for the appointment of a trustee, receiver, liquidator or conservator of the Mortgaged Property, to the extent permitted by applicable law, without notice and without regard for the adequacy of the security for the Debt and without regard for the solvency of the Mortgagor, any Guarantor or of any person, firm or other entity liable for the payment of the Debt;

                  (viii) enforce Mortgagee's interest in the Leases and Rents and enter into or upon the Mortgaged Property, either personally or by its agents, nominees or attorneys and dispossess Mortgagor and its agents and servants therefrom, and thereupon Mortgagee may (A) use, operate, manage, control, insure, maintain, repair, restore and otherwise deal with all and every part of the Mortgaged Property and conduct the business thereat; (B) complete any construction on the Mortgaged Property in such manner and form as Mortgagee deems advisable; (C) make alterations, additions, renewals, replacements and improvements to or on the Mortgaged Property; (D) exercise all rights and powers of Mortgagor with respect to the Mortgaged Property, whether in the name of Mortgagor or otherwise, including, without limitation, the right to make, cancel, enforce or modify Leases, obtain and evict tenants, and demand, sue for, collect and receive all Rents; and (E) apply the receipts from the Mortgaged Property to the payment of Debt, after deducting therefrom all expenses (including reasonable attorneys' fees and disbursements) incurred in connection with the aforesaid operations and all amounts necessary to pay the taxes, assessments insurance and other charges in connection with the Mortgaged Property, as well as just and reasonable compensation for the services of Mortgagee, its counsel, agents and employees; or

                  (ix) pursue such other rights and remedies as may be available at law or in equity or under the Uniform Commercial Code.

In the event of a sale, by foreclosure or otherwise, of less than all of the Mortgaged Property, this Mortgage shall continue as a lien on the remaining portion of the Mortgaged Property.

            (b) The proceeds of any sale made under or by virtue of this paragraph, together with any other sums which then may be held by Mortgagee under this Mortgage, whether under the provisions of this paragraph or otherwise, shall be applied by Mortgagee to the payment of the Debt in such priority and proportion as Mortgagee in its sole discretion shall deem proper.

            (c) Mortgagee may adjourn from time to time any sale by it to be made under or by virtue of this Mortgage by announcement at the time and place appointed for such sale or for such adjourned sale or sales; and, except as otherwise provided by any applicable provision of law, Mortgagee, without further notice or publication, may make such sale at the time and place to which the same shall be so adjourned.

            (d) Upon the completion of any sale or sales pursuant hereto, Mortgagee, or an officer of any court empowered to do so, shall execute and deliver to the accepted purchaser or purchasers a good and sufficient instrument, or good and sufficient instruments, conveying, assigning and transferring all estate, right, title and interest in and to the property and rights sold. Any sale or sales made under or by virtue of this paragraph, whether made under the power of sale herein granted or under or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale, shall operate to divest all the estate, right, title, interest, claim and demand whatsoever, whether at law or in equity, of Mortgagor in and to the properties and rights so sold, and shall be a perpetual bar both at law and in equity against Mortgagor and against any and all persons claiming or who may claim the same, or any part thereof from, through or under Mortgagor.

            (e) Upon any sale made under or by virtue of this paragraph, whether made under the power of sale herein granted or under or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale, Mortgagee may bid for and acquire the Mortgaged Property or any part thereof and in lieu of paying cash therefor may make settlement for the purchase price by crediting upon the Debt the net sales price after deducting therefrom the expenses of the sale and costs of the action and any other sums which Mortgagee is authorized to deduct under this Mortgage.

            (f) No recovery of any judgment by Mortgagee and no levy of an execution under any judgment upon the Mortgaged Property or upon any other property of Mortgagor shall affect in any manner or to any extent the lien of this Mortgage upon the Mortgaged Property or any part thereof, or any liens, rights, powers or remedies of Mortgagee hereunder, but such liens, rights, powers and remedies of Mortgagee shall continue unimpaired as before.

            (g) Mortgagee may terminate or rescind any proceeding or other action brought in connection with its exercise of the remedies provided in this paragraph at any time before the conclusion thereof, as determined in Mortgagee's sole discretion and without prejudice to Mortgagee.

            (h) Mortgagee may resort to any remedies and the security given by the Note, this Mortgage or the other Loan Documents in whole or in part, and in such portions and in such order as determined in Mortgagee's sole discretion. No such action shall in any way be considered a waiver of any rights, benefits or remedies evidenced or provided by the Note, this Mortgage or any of the other Loan Documents. The failure of Mortgagee to exercise any right, remedy or option provided in the Note, this Mortgage or any of the other Loan Documents shall not be deemed a waiver of such right, remedy or option or of any covenant or obligation secured by the Note, this Mortgage or the other Loan Documents. No acceptance by Mortgagee of any payment after the occurrence of any Event of Default and no payment by Mortgagee of any obligation for which Mortgagor is liable hereunder shall be deemed to waive or cure any Event of Default with respect to Mortgagor, or Mortgagor's liability to pay such obligation. No sale of all or any portion of the Mortgaged Property, no forbearance on the part of Mortgagee, and no extension of time for the payment of the whole or any portion of the Debt or any other indulgence given by Mortgagee to Mortgagor, shall operate to release or in any manner affect the interest of Mortgagee in the remaining Mortgaged Property or the liability of Mortgagor to pay the Debt. No waiver by Mortgagee shall be effective unless it is in writing and then only to the extent specifically stated. All reasonable costs and expenses of Mortgagee in exercising its rights and remedies under this paragraph (including reasonable attorneys' fees and disbursements to the extent permitted by law), shall be paid by Mortgagor immediately upon notice from Mortgagee, with interest at the Default Rate for the period after notice from Mortgagee and such costs and expenses shall constitute a portion of the Debt and shall be secured by this Mortgage.

            (i) The interests and rights of Mortgagee under the Note, this Mortgage or in any of the other Loan Documents shall not be impaired by any indulgence, including (i) any renewal, extension or modification which Mortgagee may grant with respect to any of the Debt, (ii) any surrender, compromise, release, renewal, extension, exchange or substitution which Mortgagee may grant with respect to the Mortgaged Property or any portion thereof; or (iii) any release or indulgence granted to any maker, endorser, Guarantor or surety of any of the Debt.

      20. RIGHT OF ENTRY. In addition to any other rights or remedies granted under this Mortgage, Mortgagee and its agents shall have the right to enter and inspect the Mortgaged Property at any reasonable time during the Term. The reasonable cost of such inspections or audits shall be borne by Mortgagor should Mortgagee determine that an Event of Default exists, including the cost of all follow up or additional investigations or inquiries deemed reasonably necessary by Mortgagee. The reasonable cost of such inspections, if not paid for by Mortgagor within ten (10) Business Days of demand therefor, may be added to the principal balance of the sums due under the Note and this Mortgage and shall bear interest thereafter until paid at the Default Rate.

      21. SECURITY AGREEMENT. This Mortgage is both a real property mortgage and a "security agreement" within the meaning of the Uniform Commercial Code. The Mortgaged Property includes both real and personal property and all other rights and interests, whether tangible or intangible in nature, of Mortgagor in the Mortgaged Property. Mortgagor by executing and delivering this Mortgage has granted and hereby grants to Mortgagee, as security for the Debt, a security interest in the Mortgaged Property to the full extent that the Mortgaged Property may be subject to the Uniform Commercial Code (said portion of the Mortgaged Property so subject to the Uniform Commercial Code being called in this paragraph the "COLLATERAL"). Mortgagor hereby agrees with Mortgagee to execute and deliver to Mortgagee, in form and substance reasonably satisfactory to Mortgagee, such financing statements and such further assurances as Mortgagee may from time to time, reasonably consider necessary to create, perfect, and preserve Mortgagee's security interest herein granted. This Mortgage shall also constitute a "fixture filing" for the purposes of the Uniform Commercial Code as to all or any items of the Collateral that are or are to become fixtures under the Uniform Commercial Code. Information concerning the security interest herein granted may be obtained from the parties at the addresses of the parties set forth in the first paragraph of this Mortgage. If an Event of Default shall occur, Mortgagee, in addition to any other rights and remedies which it may have, shall have and may exercise immediately and without demand, any and all rights and remedies granted to a secured party upon default under the Uniform Commercial Code, including, without limiting the generality of the foregoing, the right to take possession of the Collateral or any part thereof, and to take such other measures as Mortgagee may deem necessary for the care, protection and preservation of the Collateral. Upon request or demand of Mortgagee after the occurrence and during the continuance of an Event of Default, Mortgagor shall at its expense assemble the Collateral and make it available to Mortgagee at a convenient place reasonably acceptable to Mortgagee. Mortgagor shall pay to Mortgagee within ten (10) Business Days of demand therefor any and all expenses, including reasonable attorneys' fees and disbursements, incurred or paid by Mortgagee in protecting the interest in the Collateral and in enforcing the rights hereunder with respect to the Collateral. Any notice of sale, disposition or other intended action by Mortgagee with respect to the Collateral sent to Mortgagor in accordance with the provisions hereof at least ten (10) Business Days prior to such action, shall constitute commercially reasonable notice to Mortgagor. The proceeds of any disposition of the Collateral, or any part thereof, may be applied by Mortgagee to the payment of the Debt in such priority and proportions as Mortgagee in its sole discretion shall deem proper. In the event of any change in name, identity or structure of any Mortgagor, such Mortgagor shall notify Mortgagee thereof and promptly after Mortgagee's request shall execute, file and record such Uniform Commercial Code forms as are necessary to maintain the priority of Mortgagee's lien upon and security interest in the Collateral, and shall pay all reasonable expenses and fees in connection with the filing and recording thereof. If Mortgagee shall require the filing or recording of additional Uniform Commercial Code forms or continuation statements, Mortgagor shall, promptly after request, execute, file and record such Uniform Commercial Code forms or continuation statements as Mortgagee shall deem reasonably necessary, and shall pay all reasonable expenses and fees in connection with the filing and recording thereof, it being understood and agreed, however, that no such additional documents shall increase Mortgagor's obligations or decrease Mortgagor's rights under the Note, this Mortgage and any of the other Loan Documents. Mortgagor hereby irrevocably appoints Mortgagee as its attorney-in-fact, coupled with an interest, to file with the appropriate public office on its behalf any financing or other statements signed only by Mortgagee, as secured party, in connection with the Collateral covered by this Mortgage.

      22. ACTIONS AND PROCEEDINGS. Mortgagee has the right to appear in and defend any action or proceeding brought with respect to the Mortgaged Property and to bring any action or proceeding, in the name and on behalf of Mortgagor, which Mortgagee, in its reasonable discretion, decides should be brought to protect their interest in the Mortgaged Property. Mortgagee shall, at its option, be subrogated to the lien of any deed of trust or other security instrument discharged in whole or in part by the Debt, and any such subrogation rights shall constitute additional security for the payment of the Debt.

      23. RECOVERY OF SUMS REQUIRED TO BE PAID. Mortgagee shall have the right from time to time to take action to recover any sum or sums which constitute a part of the Debt as the same become due, without regard to whether or not the balance of the Debt shall be due, and without prejudice to the right of Mortgagee thereafter to bring an action of foreclosure, or any other action, for a default or defaults by Mortgagor existing at the time such earlier action was commenced.

      24. MARSHALLING AND OTHER MATTERS. Mortgagor hereby waives, to the extent permitted by law, the benefit of all appraisement, valuation, stay, extension, reinstatement and redemption laws now or hereafter in force and all rights of marshalling in the event of any sale hereunder of the Mortgaged Property or any part thereof or any interest therein. Further,

Mortgagor hereby expressly waives any and all rights of redemption from sale under any order or decree of foreclosure of this Mortgage on behalf of Mortgagor, and on behalf of each and every person acquiring any interest in or title to the Mortgaged Property subsequent to the date of this Mortgage and on behalf of all persons to the extent permitted by applicable law. Mortgagee shall not be under any obligation to marshal any assets in favor of any Person or in payment of any of the Debt.

      25.   HANDICAPPED ACCESS.

            (a) Mortgagor agrees that the Mortgaged Property shall at all times comply, with the requirements of the Americans with Disabilities Act of 1990, the Fair Housing Amendments Act of 1988, if applicable, all state and local laws and ordinances related to handicapped access and all rules, regulations, and orders issued pursuant thereto including, without limitation, the Americans with Disabilities Act Accessibility Guidelines for Buildings and Facilities (collectively "ACCESS LAWS").

            (b) Without limiting the foregoing, Mortgagor shall cause any alterations to the Mortgaged Property to comply with all applicable Access Laws. The foregoing shall apply to tenant improvements constructed by Mortgagor or by any of its tenants. Mortgagee may condition any such approval upon receipt of a certificate of Access Law compliance from an architect, engineer, or other person acceptable to Mortgagee.

            (c) Mortgagor agrees to give prompt notice to Mortgagee of the receipt by Mortgagor of any material complaints related to violation of any Access Laws and of the commencement of any proceedings or investigations which relate to compliance with applicable Access Laws.

      26. INDEMNIFICATION. In addition to any other indemnifications provided herein or in the other Loan Documents, Mortgagor shall protect, defend, indemnify and save harmless Mortgagee and its successors and assigns (including, without limitation, the trustee and/or the trust under any trust agreement executed in connection with any Secondary Market Transaction backed in whole or in part by the Loan and any other person which may hereafter be the holder of the Note or any interest therein), and the officers, directors, stockholders, partners, members, employees, agents, and Affiliates of Mortgagee and such successors and assigns (each an "INDEMNIFIED PARTY") from and against all liabilities, obligations, claims, demands, damages, penalties, causes of action, losses, fines, costs and expenses (including, without limitation, reasonable attorneys' fees and disbursements), imposed upon or incurred by or asserted against any Indemnified Party by reason of: (a) ownership of this Mortgage, the Mortgaged Property or any interest therein or receipt of any Rents; (b) any accident, injury to or death of persons or loss of or damage to property occurring in, on or about the Mortgaged Property or any part thereof or on the adjoining sidewalks, curbs, adjacent property or adjacent parking areas, streets or ways; (c) any use, nonuse or condition in, on or about the Mortgaged Property or any part thereof or on adjoining sidewalks, curbs, adjacent property or adjacent parking areas, streets or ways; (d) any failure on the part of Mortgagor to perform or comply with any of the terms of this Mortgage; (e) performance of any labor or services or the furnishing of any materials or other property in respect of the Mortgaged Property or any part thereof; (f) any failure of the Premises or the Improvements to comply with any applicable law, statute, code, ordinance, rule or regulation including, without limitation, any Access Laws; (g) any default by Mortgagor under this Mortgage, the Loan Agreement or any of the other Loan Documents; (h) any actions taken by any Indemnified Party in the enforcement of this Mortgage and other Loan Documents in accordance with their respective terms; (i) any representation or warranty made in the Note, this Mortgage or any of the other Loan Documents being false or misleading in any material respect as of the date such representation or warranty was made; (j) any claim by brokers, finders or similar persons claiming to be entitled to a commission in connection with any Lease or other transaction involving the Mortgaged Property or any part thereof under any legal requirement or any liability asserted against Mortgagee with respect thereto; and (k) the claims of any lessee of any or any portion of the Mortgaged Property or any person acting through or under any lessee or otherwise arising under or as a consequence of any Lease (collectively, the "INDEMNIFIED LIABILITIES"), provided that Mortgagor shall not have an obligation to an Indemnified Party hereunder with respect to the Indemnified Liabilities arising from the fraud, gross negligence or willful misconduct of such Indemnified Party as determined by a court of competent jurisdiction. Any amounts payable to Mortgagee by reason of the application of this paragraph shall be secured by this Mortgage and shall become immediately due and payable and shall bear interest at the Default Rate from the date loss or damage is sustained by Mortgagee until paid. The obligations and liabilities of Mortgagor under this paragraph shall survive the termination, satisfaction, or assignment of this Mortgage and the exercise by Mortgagee of any of its rights or remedies hereunder, including, but not limited to, the acquisition of the Mortgaged Property by foreclosure or a conveyance in lieu of foreclosure.

      27. NOTICES. Any notice, demand, statement, request or consent made hereunder shall be in writing, addressed to the intended recipient at its address set forth in the Loan Agreement, and shall be made and deemed given in accordance with the terms of the Loan Agreement.

      28. AUTHORITY. (a) Mortgagor (and the undersigned representative of Mortgagor, if any) represent and warrant that it (or they, as the case may be) has full power, authority and right to execute, deliver and perform its obligations pursuant to this Mortgage, and to deed, mortgage, give, grant, bargain, sell, alien, enfeoff, convey, confirm, warrant, pledge, hypothecate and assign the Mortgaged Property pursuant to the terms hereof and to keep and observe all of the terms of this Mortgage on Mortgagor's part to be performed; and (b) Mortgagor represents and warrants that Mortgagor is not a "foreign person" within the meaning of Section 1445(f)(3) of the Internal Revenue Code of 1986, as amended and the related Treasury Department regulations, including temporary regulations.

      29. NON-WAIVER. The failure of Mortgagee to insist upon strict performance of any term hereof shall not be deemed to be a waiver of any term of this Mortgage. Any consent or approval by Mortgagee in any single instance shall not be deemed or construed to be Mortgagee's consent or approval in any like matter arising at a subsequent date. Mortgagor shall not be relieved of Mortgagor's obligations hereunder by reason of (a) the failure of Mortgagee to comply with any request of Mortgagor or any Guarantor to take any action to foreclose this Mortgage or otherwise enforce any of the provisions hereof or of the Note, or the other Loan Documents, (b) the release, regardless of consideration, of the whole or any part of the Mortgaged Property, or of any person liable for the Debt or any portion thereof, or (c) any agreement or stipulation by Mortgagee extending the time of payment or otherwise modifying or supplementing the terms of the Note, this Mortgage or any of the other Loan Documents.

Mortgagee may resort for the payment of the Debt to any other security held by Mortgagee in such order and manner as Mortgagee, in its sole discretion, may elect. Mortgagee may take action to recover the Debt, or any portion thereof, or to enforce any covenant hereof without prejudice to the right of Mortgagee thereafter to foreclosure this Mortgage. The rights and remedies of Mortgagee under this Mortgage shall be separate, distinct and cumulative and none shall be given effect to the exclusion of the others. No act of Mortgagee shall be construed as an election to proceed under any one provision herein to the exclusion of any other provision. Mortgagee shall not be limited exclusively to the rights and remedies herein stated but shall be entitled to every right and remedy now or hereafter afforded at law or in equity.

      30. NO ORAL CHANGE. This Mortgage, and any provisions hereof, may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Mortgagor or Mortgagee, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

      31. LIABILITY. Subject to the provisions hereof requiring Mortgagee's consent to any transfer of the Mortgaged Property, this Mortgage shall be binding upon and inure to the benefit of Mortgagor and Mortgagee and their respective successors and assigns forever.

      32. INAPPLICABLE PROVISIONS. If any term, covenant or condition of the Note or this Mortgage is held to be invalid, illegal or unenforceable in any respect, the Note and this Mortgage shall be construed without such provision.

      33. HEADINGS, ETC. The headings and captions of various paragraphs of this Mortgage are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

      34. DUPLICATE ORIGINALS. This Mortgage may be executed in any number of duplicate originals and each such duplicate original shall be deemed to be an original.

      35. DEFINITIONS. Unless the context clearly indicates a contrary intent or unless otherwise specifically provided herein, words used in this Mortgage may be used interchangeably in singular or plural form and the word "MORTGAGOR" shall mean "each Mortgagor and any subsequent owner or owners of the Mortgaged Property or any part thereof or any interest therein," the word "MORTGAGEE" shall mean "Mortgagee and any subsequent holder of the Note," the word "NOTE" shall mean "the Note and any other evidence of indebtedness secured by this Mortgage," the word "PERSON" shall include an individual, corporation, partnership, trust, unincorporated association, government, governmental authority, and any other entity, and the words "MORTGAGED PROPERTY" shall include any portion of the Mortgaged Property and any interest therein and the words "ATTORNEYS' FEES" shall include any and all reasonable attorneys' fees, paralegal and law clerk fees, including, without limitation, fees at the pre-trial, trial and appellate levels incurred or paid by Mortgagee in protecting its interest in the Mortgaged Property and Collateral and enforcing its rights hereunder. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa.

      36. HOMESTEAD. Mortgagor hereby waives and renounces all homestead and exemption rights provided by the Constitution and the laws of the United States and of any state, in and to the Mortgaged Property as against the collection of the Debt, or any part hereof.

      37. ASSIGNMENTS. Mortgagee shall have the right to assign or transfer its rights under this Mortgage without limitation. Any assignee or transferee shall be entitled to all the benefits afforded Mortgagee under this Mortgage.

      38. WAIVER OF JURY TRIAL. EACH OF MORTGAGOR AND MORTGAGEE HEREBY AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THE NOTE, THIS MORTGAGE, OR THE OTHER LOAN DOCUMENTS, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY MORTGAGOR AND MORTGAGEE, AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. EACH OF MORTGAGOR AND MORTGAGEE IS HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY THE OTHER PARTY.

      39.   INTENTIONALLY OMITTED.

      40. POWER OF SALE. Except as otherwise provided in Section 45 of this Mortgage, the following provisions shall apply:

            (a) Upon the occurrence and during the continuance of an Event of Default, Mortgagee may sell or offer for sale the Mortgaged Property in such portions, order and parcels as Mortgagee may determine with or without having first taken possession of same, to the highest bidder for cash, free from the equity of redemption, statutory right of redemption, homestead, dower and all other rights and exemptions of every kind, each of which are hereby expressly waived, at one or more public auctions in accordance with the terms and provisions of the law of the State in which the Mortgaged Property is located. Such sale shall be made at the area within the courthouse of the county in which the Mortgaged Property (or any portion thereof to be sold) is situated (whether the parts or parcels thereof, if any, in different counties are contiguous or not, and without the necessity of having any personal property hereby secured present at such sale) which is designated by the applicable court of such County as the area in which public sales are to take place, or, if no such area is designated, at the area at the courthouse designated in the notice of sale as the area in which the sale will take place, on such day and at such times as permitted under applicable law of the State where the Mortgaged Property is located, after advertising the time, place and terms of the sale of the Mortgaged Property for twenty-one (21) days by three (3) weekly notices in a newspaper published in the County wherein the Mortgaged Property is wholly or partially located. Mortgagor agrees that Mortgagee shall have the right to adjourn any such sale to another date and time to be announced at the time and place of the sale as set forth in the published notice, and in such event, no further publication of the sale is required. The sale or sales of less than the whole of the Mortgaged Property shall not exhaust the power of sale granted herein, and Mortgagee is specifically empowered to make successive sales under such power until the whole of the Mortgaged Property shall be sold.

      At any such public sale, Mortgagee may execute and deliver in the name of Mortgagor to the purchaser a conveyance of the Mortgaged Property or any part of the Mortgaged Property in fee simple. In the event of any sale under this Mortgage by virtue of the exercise of the powers herein granted, or pursuant to any order in any judicial proceeding or otherwise, the Mortgaged Property may be sold in its entirety or in separate parcels and in such manner or order as Mortgagee in its sole discretion may elect, and Mortgagee may sell the personal property covered by this Mortgage at one or more separate sales in any manner permitted by the Uniform Commercial Code of the State in which the Mortgaged Property is located, and one or more exercises of the powers herein granted shall not extinguish or exhaust such powers, until all the Mortgaged Property is sold or the Note and other secured indebtedness is paid in full. If the Note and other secured indebtedness is now or hereafter further secured by any chattel Mortgages, pledges, contracts or guaranty, assignments of lease, or other security instruments, Mortgagee at its option may exhaust the remedies granted under any of said security instruments either concurrently or independently, and in such order as Mortgagee may determine.

            (b) Upon any foreclosure sale or sales of all or any portion of the Mortgaged Property under the power herein granted, Mortgagee may bid for and purchase the Mortgaged Property and shall be entitled to apply all or any part of the Debt as a credit to the purchase price.

            (c) In the event of a foreclosure or a sale of all or any portion of the Mortgaged Property under the power herein granted, the proceeds of said sale shall be applied, in whatever order Mortgagee in its sole discretion may decide, to the reasonable expenses of such sale and of all proceedings in connection therewith (including, without limitation, reasonable attorneys' fees and expenses), to insurance premiums, liens, assessments, taxes and charges (including, without limitation, utility charges advanced by Mortgagee), to payment of the outstanding principal balance of the Debt, and to the accrued interest on all of the foregoing; and the remainder, if any, shall be paid to Mortgagor, or to the person or entity lawfully entitled thereto.

      41. LIMITATIONS ON RECOURSE PROVISIONS. The obligations of Mortgagor hereunder are subject to limitations on recourse as provided in Article XII of the Loan Agreement.

      42.   MISCELLANEOUS.

            (a)   Intentionally Omitted.

            (b) The Loan Documents contain the entire agreement between Mortgagor and Mortgagee relating to or connected with the Loan. Any other agreements relating to or connected with the Loan not expressly set forth in the Loan Documents are null and void and superseded in their entirety by the provisions of the Loan Documents.

            (c) Mortgagor represents and warrants to Mortgagee that, to Mortgagor's knowledge, there has not been committed by Mortgagor or any other person in occupancy of or involved with the operation or use of the Mortgaged Property any act or omission affording the federal government or any state or local government the right of forfeiture as against the

Mortgaged Property or any part thereof or any monies paid in performance of Mortgagor's obligations under the Note or under any of the other Loan Documents. Mortgagor hereby covenants and agrees not to commit, intentionally permit or suffer to exist any act, omission or circumstance affording such right of forfeiture. In furtherance thereof, Mortgagor hereby indemnifies Mortgagee and agrees to defend and hold Mortgagee harmless from and against any loss, damage or injury by reason of the breach of the covenants and agreements or the representations and warranties set forth in this paragraph. Without limiting the generality of the foregoing, the filing of formal charges or the commencement of proceedings against Mortgagor or all or any part of the Mortgaged Property under any federal or state law for which forfeiture of the Mortgaged Property or any part thereof or of any monies paid in performance of Mortgagor's obligations under the Loan Documents is a potential result, shall, at the election of Mortgagee, constitute an Event of Default hereunder without notice or opportunity to cure.

            (d) Mortgagor acknowledges that, with respect to the Loan, Mortgagor is relying solely on its own judgement and advisors in entering into the Loan without relying in any manner on any statements, representations or recommendations of Mortgagee or any parent, subsidiary or affiliate of Mortgagee. Mortgagor acknowledges that Mortgagee engages in the business of real estate financings and other real estate transactions and investments which may be viewed as adverse to or competitive with the business of the Mortgagor or its affiliates. Mortgagor acknowledges that it is represented by competent counsel and has consulted counsel before executing the Loan Documents.

            (e)   Intentionally Omitted.

            (f) This Mortgage and the obligations arising hereunder shall be governed by and construed in accordance with the laws of the State of New York and any applicable laws of the United States of America, except that at all times the provisions for the creation, perfection and enforcement of the liens and the security interests created pursuant to this Mortgage shall be governed by the laws of the State where the Premises are located.

      43. FUTURE ADVANCES. This Mortgage secures "FUTURE ADVANCES," as hereinafter defined. Any portion of the Debt which is incurred after the execution of this Mortgage pursuant to any instrument referring to this Mortgage, or which is evidenced by any instrument stating that said indebtedness is secured by this Mortgage, shall be defined as a "FUTURE ADVANCE," including, without limitation, indebtedness incurred or advanced by Mortgagee to Mortgagor or pursuant to the Loan Documents. It is agreed that the Loan Documents are intended to secure all of the debts and obligations referred to in the Loan Documents, some of which will be obligatory future advances, and all advances under the Loan Documents will be for commercial purposes. This Paragraph shall serve as notice to any subsequent holder of a lien, encumbrance, security title or other claim in and to the Mortgaged Property that Mortgagee claims the priority of the lien of this Mortgage for all such Future Advances, as well as for all other obligations secured hereby. This Paragraph shall also be notice that Mortgagee reserves the right, upon agreement thereto with Mortgagor, to modify, extend, consolidate, and renew the Debt, or any portions thereof, and the rate of interest charged thereon, without affecting the priority of the lien created by this Mortgage.

      44. CROSS-COLLATERALIZATION. The mortgages and deeds of trust (other than this Mortgage) listed on EXHIBIT B attached hereto and made a part hereof, as any of same may be amended, modified or supplemented from time to time, are collectively referred to for purposes of this Section 44 as the "OTHER MORTGAGES." This Mortgage, as it may be amended, modified or supplemented from time to time, together with the Other Mortgages, are collectively referred to for purposes of this Section 44 as the "MORTGAGES." The Debt is secured by, among other things, the Mortgages, which encumber real and personal property in the States set forth on EXHIBIT B, as more particularly described in each of the Mortgages. The Debt may be accelerated as provided in the Loan Documents. Upon the occurrence and during the continuance of an Event of Default, Mortgagee may, at its option, accelerate the Debt and foreclose upon any one or more of the Mortgages or resort to any one or more of its other rights and remedies under any or all of the Mortgages and the other Loan Documents. Except as otherwise provided herein, all of the real and personal property conveyed and/or mortgaged by the Mortgages are security for the Debt without allocation of any one or more of the parcels or portions thereof to any portion of the Debt. Mortgagee may allocate the proceeds that it receives upon the exercise of its rights and remedies, including foreclosure, to payment of the Debt as Mortgagee in its sole discretion may determine to be advisable pursuant to the terms of the Loan Documents. Mortgagee may proceed, at the same or different times, to foreclose the Mortgages or any one or more of them, by any proceedings appropriate in the state where any of the real property encumbered by one or more of the Mortgages lies, including private sale if permitted, and no event of enforcement taking place in any state, including without limiting the generality of the foregoing, any pending foreclosure, judgment or decree of foreclosure, foreclosure sale, rents received, possession taken, deficiency judgment or decrees, or judgment taken on the Debt, shall in any way stay, preclude or bar enforcement of the Mortgages or any of them in any other state, and Mortgagee may pursue any or all of its remedies to the maximum extent permitted by applicable law pursuant to the terms of the Loan Documents until all of the Debt and all other obligations now or hereafter secured by any or all of the Mortgages have been paid or discharged in full. Additionally, and without limitation of any other provision of this Mortgage, if this Mortgage is foreclosed and the Mortgaged Property is sold (or any part thereof) pursuant to foreclosure or other proceedings, and if the proceeds of such sale (after application of such proceeds as provided in this Mortgage and the other Loan Documents) are not sufficient to pay the total sum of the Debt then outstanding and any other amounts provided for by applicable law (the "BALANCE Owed"), then, to the extent permitted by law, the Debt shall not be satisfied to the extent of the Balance Owed, but such Debt shall continue in existence and continue to be evidenced and secured by the Loan Documents and the Mortgages. Subject to the requirements of applicable law, if Mortgagee shall acquire the Mortgaged Property as a result of any foreclosure or other sale (whether by bidding all or any portion of the Debt or otherwise), the proceeds of such sale, to the extent permitted by law, shall not be deemed to include (and Mortgagor shall not be entitled to any benefit or credit on account of) proceeds of any subsequent sale of the Mortgaged Property by Mortgagee. Without limitation of any other provision hereof, Mortgagor further agrees that if any of the Other Mortgages are foreclosed and sale is made of any of the property subject to any Other Mortgages, and if the proceeds of such sale (after application of such proceeds as provided for herein and after deducting all accrued and general and special taxes and assessments) are not sufficient to pay the Debt and any other amounts provided for by applicable law, then, to the extent permitted by law, the Debt then outstanding shall not be satisfied to the extent of the Balance Owed, but such Debt shall continue in existence and continue to be evidenced and secured by the Loan Documents and the Mortgages existing immediately prior to any such foreclosure, except such Mortgages foreclosed upon. No release of personal liability, if any, of any Person whatsoever and no release of any portion of the property now or hereafter subject to the lien of any of the Mortgages shall have any effect whatsoever by way of impairment or disturbance of the lien or priority of any other of the Mortgages or the unreleased properties encumbered by any of the Mortgages, to the extent permitted by law. Any foreclosure or other appropriate remedy brought in any of the states aforesaid may be brought and prosecuted as to any part of the security, wherever located, without regard to the fact that foreclosure proceedings or other remedies have or have not been instituted elsewhere on any other property subject to the lien of the Mortgages. Neither Mortgagor nor any Person claiming by, through or under Mortgagor shall have any right to marshal the assets, all such rights being hereby expressly waived as to Mortgagor and all Persons claiming by, through or under Mortgagor, Debt, without limitation, junior lienors. Each of Mortgagor and all endorsers, guarantors and sureties of the Debt, hereby waives any and all rights arising because of payment or performance by Mortgagor of any Debt (a) against any Person by way of subrogation of the rights of Mortgagee or (b) against any Person obligated to pay or perform the Debt or other obligations secured by the Other Mortgages by way of contribution, reimbursement or otherwise.

      45. CERTAIN MATTERS RELATING TO MORTGAGED PROPERTY LOCATED IN THE STATE OF NEW YORK.

            With respect to the Mortgaged Property which is located in the State of New York, notwithstanding anything contained herein to the contrary:

            (a) Mortgagor represents that this Mortgage does not encumber property principally improved or to be improved by one or more structures containing in the aggregate not more than six (6) residential dwelling units.

            (b) Pursuant to Section 13 of the lien law of New York, Mortgagor shall receive the advances secured hereby and shall hold the right to receive such advances as a trust fund to be applied first for the purpose of paying the cost of any improvement and shall apply such advances first to the payment of the cost of any such improvements on the Mortgaged Property before using any part of the total of the same for any other purpose.

            (c) Mortgagee shall have all of the rights against lessees of the Mortgaged Property as set forth in Section 291(f) of the Real Property Law of New York.

            (d) The provisions of subsection 4 of Section 254 of the New York Real Property Law covering the insurance of buildings against loss by fire and the application of Insurance Proceeds shall not apply to this Mortgage. In the event of any conflict, inconsistency or ambiguity between the provisions of Sections 5.4 and/or 5.5 of The Loan Agreement hereof and the provisions of subsection 4 of Section 254 of the New York Real Property Law covering the insurance of buildings against loss by fire and the application of Insurance Proceeds, the provisions of Sections 5.4 and/or 5.5 of The Loan Agreement shall control.

            (e)   (i)   In the event of any sale or transfer of the Mortgaged
Property, or any part thereof, including any sale or transfer by reason of foreclosure of this Mortgage or any prior or subordinate mortgage or by deed in lieu of any such foreclosure, Mortgagor shall timely and duly complete, execute and deliver to Mortgagee all forms and supporting documentation required by any taxing authority to estimate and fix any tax payable by reason of such sale or transfer or recording of the deed evidencing such sale or transfer, including any New York State Real Estate Transfer Tax payable pursuant to Article 31 of the New York Tax Law and New York City Real Property Transfer Tax payable pursuant to Chapter 21, Title 11 of the New York City Administrative Code (individually, a "Transfer Tax" and collectively, the "Transfer Taxes").

                  (ii) Mortgagor shall pay the Transfer Taxes that may hereafter become due and payable with respect to any sale or transfer of the Mortgaged Property described in this Section 45, and in default of such payment, Mortgagee may pay the same and the amount of such payment shall be added to the Debt secured hereby and, unless incurred in connection with a foreclosure of this Mortgage or deed in lieu of such foreclosure, shall be secured by this Mortgage.

                  (iii) Mortgagor hereby irrevocably constitutes and appoints Mortgagee as its attorney-in-fact, coupled with an interest, to prepare and deliver any questionnaire, statement, affidavit or tax return in connection with any Transfer Tax applicable to any foreclosure or deed in lieu of foreclosure described in this Section 45.

                  (iv) Mortgagor shall indemnify and hold harmless Mortgagee against (i) any and all liability incurred by Mortgagee for the payment of any Transfer Tax with respect to any transfer of the Mortgaged Property by reason of foreclosure, and (ii) any and all expenses incurred by Mortgagee in connection therewith including, without limitation, interest, penalties and attorneys' fees.

                  (v) The obligation to pay the Transfer Taxes and indemnify Mortgagee under this Article is a personal obligation of Mortgagor, whether or not Mortgagor is personally obligated to pay the Debt secured by this Mortgage, and shall be binding upon and enforceable against the distributees, successors and assigns of Mortgagor with the same force and effect as though each of them had personally executed and delivered this Mortgage, notwithstanding any exculpation provision in favor of Mortgagor with respect to the payment of any other monetary obligations under this Mortgage.

                  (vi) In the event that Mortgagor fails or refuses to pay a tax payable by Mortgagor with respect to a sale or transfer by reason of a foreclosure of this Mortgage in accordance with this Section, the amount of the tax, any interest or penalty applicable thereto and any other amount payable pursuant to Mortgagor's obligation to indemnify Mortgagee under this Section may, at the sole option of Mortgagee, be paid as an expense of the sale out of the proceeds of the mortgage foreclosure sale.

                  (vii) The provisions of this Section shall survive any transfer and the delivery of the deed affecting such transfer. Nothing in this Section shall be deemed to grant to Mortgagor any greater rights to sell, assign or otherwise transfer the Premises than are expressly provided in Article IX nor to deprive Mortgagee of any right to refuse to consent to any transaction referred to in this Section.

            (f) The clauses and covenants contained in this Mortgage that are construed by Section 254 of the New York Real Property Law shall be construed as provided in those sections (except as provided in Section 45 of this Mortgage and Sections 5.4 and/or 5.5 of the Loan Agreement). The additional clauses and covenants contained in this Mortgage shall afford rights supplemental to and not exclusive of the rights conferred by the clauses and covenants construed by
Section 254 and shall not impair, modify, alter or defeat such rights (except as provided in Section 45 of this Mortgage and Sections 5.4 and/or 5.5 of the Loan Agreement), notwithstanding that such additional clauses and covenants may relate to the same subject matter or provide for different or additional rights in the same or similar contingencies as the clauses and covenants construed by
Section 254. The right of Mortgagee arising under the clauses and covenants contained in this Mortgage shall be separate, distinct and cumulative and none of them shall be in exclusion of the others. No act of Mortgagee shall be construed as an election to proceed under any one provision herein to the exclusion of any other provision, anything herein or otherwise to the contrary notwithstanding. In the event of any inconsistencies between the provisions of
Section 254 and the provisions of this Mortgage, the provisions of this Mortgage shall prevail.

            (g) Notwithstanding anything to the contrary in this Mortgage, the maximum amount of principal indebtedness secured by this Mortgage or which under any contingency may be secured by this Mortgage is ______________.

            (h) This Mortgage (a) was created pursuant to and in accordance with that certain Note and Mortgage Consolidation, Spreader, Severance and Modification Agreement among the mortgagors named therein and Mortgagee, dated as of the date hereof and recorded immediately prior hereto, and (b) is intended to replace and supercede in its entirety that certain previous mortgage instrument between Mortgagor and Mortgagee, dated November 25, 2002.

      IN WITNESS WHEREOF, Mortgagor has executed this instrument the day and year first above written.

                                   MORTGAGOR:

                                   [LODGIAN ENTITY]

                                   By: _________________________________
                                       Name: Daniel E. Ellis
                                       Title: Vice President and Secretary

                                 ACKNOWLEDGMENT

STATE OF NEW YORK          )
                           ) ss.:
COUNTY OF NEW YORK         )

On the ____ day of June in the year 2004 before me, the undersigned, personally appeared Daniel E. Ellis, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is(are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

                                      ___________________________________
                                               Notary Public

                                    EXHIBIT A

                                LEGAL DESCRIPTION

                                    EXHIBIT B

                                List of Mortgages

                                       B-1